Exhibit 99.6

     Nautilus Biotechnology Confidential – Do Not Distribute  Town Hall  FEBRUARY 8, 2021

 Nautilus Biotechnology Confidential – Do Not Distribute  2  Forward-Looking StatementsThis communication contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the anticipated timing and benefits of the merger (the “Transaction”) with ARYA Sciences Acquisition Corp III (“Arya III”). The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect”, “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward looking statements, but the absence of these words does not mean that a statement is not forward looking. The forward-looking statements contained herein are based on Nautilus’ current expectations and beliefs concerning future developments and their potential effects, but there can be no assurance that these will be as anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of Nautilus) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These factors include, among others: the inability to complete the Transaction on the expected timeline or at all; the inability to recognize the anticipated benefits of the proposed Transaction, including due to the failure to receive required security holder approvals, or the failure of other closing conditions; and costs related to the proposed Transaction. Except as required by law, Arya III and Nautilus do not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. Additional InformationA full description of the terms of the transaction will be provided in a registration statement on Form S-4 to be filed with the SEC by Arya III that will include a prospectus with respect to the combined company’s securities to be issued in connection with the business combination and a proxy statement with respect to the shareholder meeting of Arya III to vote on the business combination. Arya III and Nautilus urge their investors, shareholders and other interested persons to read, when available, the preliminary proxy statement/ prospectus as well as other documents filed with the SEC because these documents will contain important information about Arya III, Nautilus Biotechnology and the transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of Arya III as of a record date to be established for voting on the proposed business combination. Once available, shareholders of Arya III will also be able to obtain a copy of the S-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: ARYA Sciences Acquisition Corp III, 51 Astor Place, 10th Floor, New York, New York 10003, Attn: Secretary. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).Participants in the SolicitationArya III and Nautilus Biotechnology and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the potential transaction described in this communication under the rules of the SEC. Information about the directors and executive officers of Arya III is set forth in Arya III’s final prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”) on August 10, 2020 and is available free of charge at the SEC’s website at www.sec.gov or by directing a request to: ARYA Sciences Acquisition Corp III, 51 Astor Place, 10th Floor, New York, New York 10003, Attn: Secretary. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Arya III shareholders in connection with the potential transaction will be set forth in the registration statement containing the preliminary proxy statement/prospectus when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.Non-SolicitationThis communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Arya III, the combined company or Nautilus Biotechnology, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

   3  It’s a BIG Day!  Nautilus Biotechnology Confidential – Do Not Distribute

   4  Nautilus Biotechnology Confidential – Do Not Distribute  And it’s ALL because of YOU!

 5  Agenda  WHY WE’RE GOING PUBLIC  SUJAL  SPAC VS A TRADITIONAL IPO  SUJAL  APPROXIMATE TIMELINE  SUJAL  WHAT THIS MEANS FOR YOU  PARAG & SUJAL  COMMUNICATIONS GUIDELINES  CHRIS  Q&A  TEAM  Nautilus Biotechnology Confidential – Do Not Distribute

 6  Increased visibility and access to capital as a public companyRaising $350M expected to accelerate our development & reduce riskThere are a number of sector-specific tailwinds that have shone a light on companies in our spaceAs a business, we have matured to the point where we believe we can successfully navigate the requirements of being a public company  Why We’re Going Public  Nautilus Biotechnology Confidential – Do Not Distribute

 7  SPAC vs Traditional IPO  We reviewed both optionsSPAC is a Special Purpose Acquisition CompanySPACs are formed for the sole purpose of combining with operating businesses like ours to help accelerate its growthExpected to be a faster, more efficient processAllows Nautilus to expand its partnership with Perceptive, an existing investorEnables Nautilus to build a high-quality institutional investor base that is focused on long-term value creation  Nautilus Biotechnology Confidential – Do Not Distribute

     Approximate Timeline  8    MERGER CLOSE (EXACT DATE TBD)    SEC FILINGS  MARCH  FEBRUARY  APRIL  MAY  JUNE  ANNOUNCEMENT  Nautilus Biotechnology Confidential – Do Not Distribute

   9  Nautilus Biotechnology Confidential – Do Not Distribute  What This Means for You

 No expected executive, team, or reporting structure changes.Our mission, milestones and goals remain the same.Your responsibilities, projects, and initiatives remain the same; continue your focus on execution!  10  Your Role  Nautilus Biotechnology Confidential – Do Not Distribute

 11  Compensation & Benefits  Base pay and benefits are expected to remain the sameWe will schedule times to discuss employee options in the near futurePlease be patient as we share more details as we are able to in the coming weeksPlease note: shares cannot be traded until the lock up ends, which is 180 days from the close of the transactionAll employees will be subject to insider trading blackouts/limitations  Nautilus Biotechnology Confidential – Do Not Distribute

 Nautilus Biotechnology Confidential – Do Not Distribute  12  Things to Keep in Mind  Don’t count chickens before they hatch. Stay humble and groundedContinued execution on our plans and milestones mattersComparing stories of other companies can be instructive but also unproductive as we have our own unique story and journeyBe aware of people soliciting advice or servicesDo NOT trade ARYA stockWe will provide updates on process, timing, financial/tax planning and specifics including stock information as we are able to

   13  Nautilus Biotechnology Confidential – Do Not Distribute  Communications Guidelines

 Nautilus Biotechnology Confidential – Do Not Distribute  14  We are all becoming investors in a public company!Public companies are governed by SEC regulations and disclosure of material information must be made to all investors at the same time.This means that you (our employees) must be treated as investors with regards to certain communications.For example, once our SEC filings related to this transaction are public, we will be able to share the specifics with investors and employees. But we cannot discuss specifics with employees in advance of those SEC filings.That’s why the press release was issued today (which was filed with the SEC) before sending a company-wide email. It’s also why SEC information was included with Sujal’s all–company email.Please be patient as we make this change together.  Why CommunicationWill Change

Communication Guidelines

- Nautilus will continue to act as an independent, private company until the transaction closes.
- It is critical to avoid talking about Nautilus and its potential transaction outside of those who are aware of the potential transaction internally and externally.
- If you see a speculative media story regarding Nautilus' transaction, you should not comment on it under any circumstances. Please forward any inquiries to press@nautilus.bio.
- The following guidelines apply to all forms of communications, oral or written – including email, phone, chat, in-person conversations or otherwise – and the regulations apply to interactions with any outside parties, including media, clients, partners, friends and/or family.
- Importantly, all principles also extend to posts, retweets and likes on social media sites and platforms such as Facebook, Instagram, LinkedIn, Twitter, Medium, Snapchat, TikTok, WhatsApp, Line, Blind, YouTube and/or others.

Nautilus Biotechnology Confidential – Do Not Distribute

nautilus biotechnology 15

Nautilus Biotechnology Confidential – Do Not Distribute  16  Communication Guidelines            DO be mindful that the transaction has not closed and, until it does, Nautilus will continue to operate as a private and wholly independent company    DON’T talk to the press or investors about the transaction    DO remain focused on your day-to-day responsibilities    DON’T share private information about the transaction on social media or with friends/family    DO ask any general questions you may have through the proper channels    DON’T discuss the rationale for the transaction, approval process or listing plans unless in accordance with company approved information and agreed-upon messaging    DO forward any media or other inquiries to press@nautilus.bio    DON’T allow the transaction process to become a distraction to the important work you do every day    DO seek pre-approval of any business-related speaking opportunities    DON’T speculate on potential listing and expectations for stock price performance    DO err on the side of caution. When in doubt, ask!    DON’T trade ARYA stock or warrants                        Do  Don’t

     Nautilus Biotechnology Confidential – Do Not Distribute  Q&A

     Thank You  Nautilus Biotechnology Confidential – Do Not Distribute